UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2022

Software Acquisition Group Inc. III

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive, Ste. 300

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-991-4982

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SWAGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Software Acquisition Group Inc. III (the “Company” or “SWAG”) intends to enter into an arrangement with a financial institution whereby the financial institution would use commercially reasonable efforts to purchase approximately 6 million shares of the Company’s Class A Common Stock, par value $0.001 per share (each share, a “Share”), at a price per Share equal to the amount for which each Share may be redeemed for cash from the Company’s trust account maintained by Continental Stock Transfer & Trust Company (the “Trust Account”). The Company would pay the financial institution cash from the Trust Account immediately following closing of the Company’s business combination (the “Business Combination”) with Branded Online, Inc. dba Nogin (“Nogin”) in an amount equal to approximately 80% of the aggregate price of the Shares purchased by the financial institution. The amount of the institution’s purchase price less the 80% payment is referred to as the “Standby Capital Support Amount.” Thereafter, the financial institution may sell the Shares in its absolute discretion in the four years plus one day following closing of the Business Combination. Following the recoupment of the Standby Capital Support Amount by the financial institution, any subsequent sales of shares will be limited to (i) 25% of daily volume of the Shares to the extent the Share price is at any time at or above $7.50 per Share and (ii) the mutual agreement of the Company and the financial institution, to the extent the share price is below $7.50. Further, following the recoupment of the Standby Capital Support Amount, the financial institution will retain from subsequent sales of shares approximately 3.5% of the proceeds from the Trust Account that were paid to the financial institution. In the event that the financial institution does not recoup the full Standby Capital Support Amount, the Company will be obligated to pay the institution in cash the Standby Capital Support Amount less the proceeds received by the institution from any sales of Shares and less certain other fees that may be earned under the arrangement.

Additional information

This Current Report on Form 8-K (this “Report”) relates to a proposed Business Combination between SWAG and Nogin. SWAG has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus relating to the proposed Business Combination. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. This Report is not a substitute for any registration statement or for any other document that SWAG or Nogin may file with the SEC in connection with the proposed Business Combination. Investors and security holders are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about SWAG, Nogin and the proposed Business Combination.

The definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination have been mailed to stockholders of SWAG as of the record date of July 22, 2022. Stockholders may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, through the website maintained by the SEC at www.sec.gov, or by directing a request to: Software Acquisition Group Inc. III 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Participants in Solicitation

SWAG and Nogin and their respective directors and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies from SWAG’s stockholders in connection with the proposed Business Combination. A list of the names of SWAG’s directors and executive officers and a description of their interests in SWAG is contained in SWAG’s definitive proxy statement/prospectus dated July 27, 2022, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Software Acquisition Group Inc. III 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada. A list of the names of Nogin’s directors and executive officers and information regarding their interests in the proposed Business Combination is set forth in the definitive proxy statement/prospectus dated July 27, 2022.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements included in this Report are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or SWAG’s or Nogin’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “would”, “seem”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “future”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward looking. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SWAG and its management, and Nogin and its management, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of SWAG. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against SWAG, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of SWAG, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the risk that SWAG, Nogin and certain other parties to the Business Combination and related transactions (collectively, the “Transactions”) may amend one or more agreements applicable to the Transactions prior to the closing of the Transactions, and/or that the Transactions may not be completed in a timely manner, in the amount described herein or at all; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Nogin as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Nogin or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for Nogin; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in SWAG’s (i) Annual Report on Form 10-K for the year ended December 31, 2021, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, (iii) definitive proxy statement/prospectus filed with the SEC on July 27, 2022, and (iv) other documents filed by SWAG from time to time with the SEC.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. Neither SWAG nor Nogin undertakes any duty to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2022

Software Acquisition Group Inc. III

By:	/s/ Jonathan S. Huberman
Name:	Jonathan S. Huberman
Title:	Chief Executive Officer